UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event):  November 29, 2011

Commission File No. 001-33399

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COMVERGE, INC.
(Exact name of registrant as specified in its charter)

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DELAWARE	22-3543611
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

5390 Triangle Parkway, Suite 300
Norcross, Georgia 30092
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (678) 392-4954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Prior to market close, on November 29, 2011 (the “Signing Date”), Comverge, Inc. (the “Company”), entered into a common stock purchase agreement (the “Purchase Agreement”) with Aspire Capital Fund, LLC, an Illinois limited liability company (“Aspire Capital”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, Aspire Capital is committed to purchase up to an aggregate of $10.0 million of shares of the Company’s common stock (the “Purchase Shares”) over the 24-month term of the Purchase Agreement. In consideration for entering into the Purchase Agreement, concurrently with the execution of the Purchase Agreement, the Company issued to Aspire Capital 144,927 shares of the Company’s common stock (the “Commitment Shares”).

Summary of the Terms of the Purchase Agreement

Under the terms of the Purchase Agreement, we have the right, in our sole discretion, to present Aspire Capital with a purchase notice (each, a “Purchase Notice”), directing Aspire Capital (as principal) to purchase up to 100,000 Purchase Shares of our common stock per trading day, provided that the aggregate amount of such purchase shall not exceed $500,000 per trading day, unless the Company and Aspire Capital mutually agree.  The Company and Aspire Capital also may mutually agree to increase the number of shares that may be sold per trading day to as much as an additional 1,000,000 Purchase Shares per trading day. The purchase price per share pursuant to the Purchase Notice shall be equal to the lesser of (i) the lowest sale price of the shares on the purchase date or (ii) the average of the three lowest closing sale prices of the shares during the twelve business days prior to the purchase date.

In addition, on any date on which we submit a Purchase Notice for at least 100,000 Purchase Shares to Aspire Capital, we also have the right, in our sole discretion, to present Aspire Capital with a volume-weighted average price purchase notice (each, a “VWAP Purchase Notice”) directing Aspire Capital to purchase an amount of stock equal to up to 30% of the aggregate shares of the Company’s common stock traded on The NASDAQ Global Market on the next trading day, subject to a maximum number of shares we may determine and a minimum trading price. The purchase price per Purchase Share pursuant to such VWAP Purchase Notice is equal to the lesser of (i) the closing sale price of the shares on the purchase date or (ii) ninety-five percent of the volume weighted average price on the purchase date.

The Company and Aspire Capital may not effect any sales of shares of our common stock under the Purchase Agreement on any trading day that the closing sale price of our common stock on The NASDAQ Global Market is less than $1.00 per share (the “Floor Price”). This Floor Price and the respective prices and share numbers in the preceding paragraphs shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction. Additionally, the Purchase Agreement provides that the number of shares that may be sold pursuant to the Purchase Agreement shall be limited to 19.99% of our outstanding shares as of November 29, 2011 (the “Exchange Cap”), the date of the Purchase Agreement, unless stockholder approval is obtained to issue more than 19.99% to be in compliance with the applicable listing maintenance rules of The NASDAQ Global Market. We currently do not intend to seek stockholder approval of the transactions contemplated by the Purchase.

There are no trading volume requirements or restrictions under the Purchase Agreement, and we will control the timing and amount of any sales of our common stock to Aspire Capital. We may deliver multiple Purchase Notices and VWAP Purchase Notices to Aspire Capital from time to time during the term of the Purchase Agreement, so long as the most recent purchase has been completed. Aspire Capital has no right to require any sales by us, but is obligated to make purchases from us as we direct in accordance with the Purchase Agreement. The Company’s net proceeds will depend on the purchase price and frequency of the Company’s sales of Purchase Shares to Aspire Capital; provided, however, that the maximum aggregate proceeds from sales of Purchase Shares is $10.0 million under the terms of the Purchase Agreement. The Company’s delivery of purchase notices will be made subject to market conditions, in light of the Company’s capital needs from time to time and under the limitations contained in the Purchase Agreement. The Company expects to use proceeds from sales of Purchase Shares for general corporate purposes and working capital requirements. There are no limitations on use of proceeds, financial or business covenants, restrictions on future fundings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement. Also, Aspire Capital has agreed that neither it nor any of its agents, representatives and affiliates shall engage in any direct or indirect short-selling or hedging, which establishes a net short position with respect to our common stock during any time prior to the termination of the Purchase Agreement.

The Purchase Agreement provides for customary events of default, upon the occurrence of which Aspire Capital may terminate the Purchase Agreement. Such events of default include, without limitation:

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the failure to maintain the effectiveness of a registration statement as required pursuant to the terms of the Registration Rights Agreement for a period of ten consecutive business days or more than an aggregate of 30 business days in any 365-day period;

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the delisting of the Company’s common stock from the NASDAQ Global Market, provided the Company’s common stock is not immediately thereafter trading on the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Capital Market, the NYSE Amex Equities or the OTC Bulletin Board;

•	the suspension of the Company’s common stock from trading for three consecutive trading days;
•	the failure by the Transfer Agent to issue Purchase Shares within five business days after the applicable Purchase Date;
•
any breach by the Company of the representations, warranties, covenants or other term or condition contained in the Purchase Agreement or any related agreements that would reasonably be expected to have a material adverse effect on the Company subject to reasonable cure periods;

•	if we become insolvent or any participation or threatened participation in insolvency or bankruptcy proceedings by or against us; and
•	if we reach the Exchange Cap and do not obtain stockholder approval to exceed the Exchange Cap.

Registration Rights

In connection with the Purchase Agreement, the Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Aspire Capital, dated November 29, 2011. The Registration Rights Agreement provides, among other things, that the Company will register the sales of the Commitment Shares and the Purchase Shares (collectively, the “Securities”) to Aspire Capital. In accordance with the Registration Rights Agreement, the sale of the Securities to Aspire Capital is being made under the Company’s Registration Statement on Form S-3 (No. 333-161400), dated November 10, 2009, as amended and supplemented from time to time (the “Registration Statement”). The Company further agreed to keep the Registration Statement effective (or to file an additional registration statement upon the expiration of the Registration Statement) and to indemnify Aspire Capital for certain liabilities in connection with the sale of the Securities under the terms of the Registration Rights Agreement.

The foregoing is a summary description of certain terms of the Purchase Agreement and the Registration Rights Agreement and, by its nature, is incomplete. A copy of each of the Registration Rights Agreement and the Purchase Agreement is filed herewith as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. All readers are encouraged to read the entire text of each of the Purchase Agreement and the Registration Rights Agreement.  This Current Report on Form 8-K also incorporates by reference the Purchase Agreement and Registration Rights Agreement into the Registration Statement.

A copy of the press release announcing the transaction was issued by the Company and is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

4.1	Registration Rights Agreement, dated as of November 29, 2011, by and between Comverge, Inc. and Aspire Capital Fund, LLC

5.1	Opinion of Baker Botts L.L.P.

10.1	Common Stock Purchase Agreement, dated as of November 29, 2011, by and between Comverge, Inc. and Aspire Capital Fund, LLC

99.1	Press Release, dated December 1, 2011

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibits hereto, contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this Current Report on Form 8-K are not and do not constitute historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. These forward looking statements include statements related to the potential future sale of shares of our common stock under the Purchase Agreement and the use of proceeds from such sales, and certain assumptions upon which such forward-looking statements are based. Forward-looking statements are generally identified by use of the term “expect,” “may,” “will” and similar expressions. While we believe our plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. Our actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. The forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks associated with Comverge's business involving our products, the development and distribution of our products and related services, regulatory changes or grid operator rule changes, regulatory approval of our contracts, economic and competitive factors, our key strategic relationships, and other risks more fully described in our most recently filed Form 10-Q. Comverge assumes no obligation to update any forward-looking information contained in this Current Report on Form 8-K or with respect to the announcements described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By:  /s/ R. Blake Young
Name:     R. Blake Young
Title:       President and Chief Executive Officer
Dated:    December 1, 2011

Exhibit Index

Exhibit
Number	Description

4.1	Registration Rights Agreement, dated as of November 29, 2011, by and between Comverge, Inc. and Aspire Capital Fund, LLC

5.1	Opinion of Baker Botts L.L.P.

10.1	Common Stock Purchase Agreement, dated as of November 29, 2011, by and between Comverge, Inc. and Aspire Capital Fund, LLC

99.1	Press Release, dated December 1, 2011